UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021 (March 5, 2021)

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2021, CASI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a License and Development Agreement for CB-5339 (the “License Agreement”) by and between the Company and Cleave Therapeutics, Inc. (“Cleave”), a Delaware corporation, pursuant to which the Company obtained an exclusive license for the development and commercialization of CB-5339, a novel VCP/p97 inhibitor in Mainland China, Hong Kong, Macau and Taiwan (collectively, “Greater China”).

Pursuant to the License Agreement, the Company and Cleave will develop CB-5339 in both hematological malignancies and solid tumors, with CASI responsible for development and commercialization in Greater China. Cleave will receive a $5.5 million upfront payment and is eligible to receive up to $74 million in development and commercial milestone payments, plus tiered royalties in the high-single to mid-double-digit range on net sales of CB-5339. In addition, the Company agreed to purchase from Cleave a convertible promissory note for $5.5 million, to be converted into shares of conversion stock of Cleave, in accordance with the terms and conditions of the note.

The License Agreement contains customary representations, warranties, covenants and indemnification provisions.

The foregoing description of the License Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the License Agreement that will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Item 8.01	Other Events

On March 8, 2021, the Company issued a press release announcing the License Agreement. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

99.1	Press Release of CASI Pharmaceuticals, Inc. dated March 8, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
COO, General Counsel and Secretary

Date: March 8, 2021